UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 16, 2006
                                                 ____________________________


                             GS FINANCIAL CORP.
_____________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Louisiana                         000-22269                        72-1341014
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                70002
_____________________________________________________________________________
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code   (504) 457-6220
                                                    _________________________



                                 Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01   Other Events
            ____________

     On June 16, 2006, GS Financial Corp. (the "Company") issued a press release announcing the name change of its subsidiary, Guaranty Savings and Homestead Association, to "Guaranty Savings Bank," effective June 15, 2006.

     For additional information, reference is made to the Company's press release dated June 16, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01   Financial Statements and Exhibits
            _________________________________

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d) The registrant's press release, dated June 16, 2006, is attached hereto as Exhibit 99.1.



























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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GS FINANCIAL CORP.



Date:  June 19, 2006               By: /s/ Stephen E. Wessel
                                       _____________________________________
                                       Stephen E. Wessel
                                       President and Chief Executive Officer
































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                                  EXHIBIT INDEX


        Exhibit No.         Description
        _______________     _________________________________________________
        99.1                Press release dated June 16, 2006